---------  THE EUROPEAN WARRANT FUND, INC.

Dear Fellow Shareholder:

     At the conclusion of my letter to you dated May 12, 1995 I stated that the only prediction anyone may make for the financial markets in 1995 is that there appear to be signs of improvement. Looking back over the last several months, this has not proven to be the case. Worries about the European growth outlook have intensified, as Pan-European Real Gross Domestic Product Growth has slowed to 2.3% in the second quarter of 1995. These concerns, coupled with the Japanese banking crisis and bickering amongst European governments in creating a single currency by January 1, 1999, has once again affected worldwide markets with turbulence.

ECONOMIC REVIEW

     The last six months reflected an extremely selective market in Europe. Switzerland and the Netherlands stock markets profited strongly due to lower interest rates and stable currencies together with high profit growth of their leading companies. The United Kingdom market advanced on the back of a strong U.S. market. On the other hand, the German stock market was virtually flat despite the supporting interest rate scenario based on a deteriorating economy which eventually can be expected to lead to sluggish growth and increasing pessimism. Disappointing again was the performance of the French stock market having started on high hopes for the new government under the leadership of the new President Chirac and Prime Minister Juppe. The 'honeymoon' for Chirac and Juppe was over quickly and never in recent history has a French government disappointed financial markets as much. Rather than balancing the budget through spending cuts on the government sector, the Prime Minister substantially increased taxes which had a further negative effect on an already sluggish economy. Political scandals of the Prime Minister and the foreign policy of the President, coupled with an increasing crisis in the Paris real estate market, led to a sharp sell off of French equities and its currency. The Southern European markets continued their volatile movements, which were a result of the current state of political instability. In the near future, both Spain and Italy will face upcoming elections. With this said, The European Warrant Fund Inc. (the 'Fund') increased +22.05% or by +16.36% based on market price for the six months ended September 30, 1995.

     Our macroeconomic scenario outlook stays largely unchanged. We look for sluggish growth to continue in Europe leading to modest and gradual easing by Germany's Bundesbank and by other European Central banks as much as the currency strength will allow. Inflationary fear is not expected to be a topic for 1996 and consumer demand should stay at low levels. The upcoming European Monetary Union ('EMU') will force governments across Europe to increase their efforts on budget consolidation in order to fulfill the planned Maastricht criteria. The EMU should keep volatility high in Europe due to uncertainty about the timing and conditions of its introduction. It is not yet clear which countries will fulfill all the Maastricht criteria and, therefore, will start the EMU. France is working very hard to achieve the yearly budget deficit spending target of 3%. Another open question is, will maintenance criteria be matched after introduction of EMU and what will the sanction process be if a country does not comply?

---------  THE EUROPEAN WARRANT FUND, INC.

It is also not yet decided how the currencies of countries that will not initially join EMU will be pegged to EMU. We believe that there is a very limited time frame to solve all the questions prior to the commencement of the EMU in 1999. As a consequence of the German government and central bank's strict demand to achieve these criteria, countries will have to follow a very regimented budget policy lowering deficits which could lead to lower growth and higher bond prices.

INVESTMENT POLICY

     Due to our forecast of sluggish growth outlook in Europe, the Fund is overweighted in solid growth stocks, financials and utilities and will remain underweighted in construction and cyclicals. From a country allocation standpoint, we plan to continue the large weighting in Germany, Switzerland and the Netherlands, but will look at increasing our exposure in France, Spain and Italy on any sign of political improvements. On the currency front we do expect the U.S. Dollar to be forming a base and anticipate it to gradually increase against European currencies over the next six months leading to an improved situation for European exporters. Overall we forecast a continuation of the 'low growth-low inflation' scenario for Europe being an ideal outlook for the financial markets in 1996.

PORTFOLIO INFORMATION

     As of the close of business on November 9, 1995 the Fund was 65.18% invested in warrants with an average weighted life of derivatives at 387 days. The percentage of foreign currencies hedged to invested assets was 11.32% and the net asset value per share was $9.12. For a complete analysis as well as the Fund's investment weighting by country, please refer to the chart on Page 4.

     Shareholders can call Investors Bank and Trust Company, the Fund's Transfer Agent, at the Fund's toll free number 1-800-EUROWRS for weekly information on portfolio holdings and geographic diversification.

DIVIDEND REINVESTMENT PROGRAM

     We wish to remind shareholders that they automatically participate in the Fund's Dividend Reinvestment Plan. The Dividend Reinvestment Plan can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. Any shareholder wishing to discontinue participating in this Plan, so as to receive future dividends in cash, should write to the Plan Agent of the Fund, Investors Bank and Trust Company, P.O. Box 1537, Boston, MA 02205-1537. Be sure to include in your correspondence your name exactly as it appears on your share registration, your Social Security or tax identification number and a reference to The European Warrant Fund, Inc. The Fund also offers shareholders a voluntary Cash Purchase Program. For a copy of the complete terms and conditions of these Plans, please write to the Plan Agent at the above address. Furthermore, in September 1990, the Fund's Board of Directors approved a share repurchase program that allows the Fund from time to time to

---------  THE EUROPEAN WARRANT FUND, INC.

buy up to 10% (800,000) of the Fund's shares outstanding if and when the shares are trading at a discount to net asset value of at least 15%. To date, the Fund has not repurchased any of its shares.

     In closing, it is our belief that many international markets are at an earlier stage of development than the current U.S. economy. This means that growth in the international markets is potentially superior to that of the U.S. domestic markets and ultimately should lead to higher European equity prices, which should in turn lead to an increase in the European warrant markets. We appreciate your patience and continue to believe that the Fund and its shareholders should benefit in the near future.

                                           Sincerely,

                                           Bernard Spilko
November 9, 1995                           President

                   THE EUROPEAN WARRANT FUND, INC. FACT SHEET
                                  (UNAUDITED)

----------------------------------------  --------------------------------------
           COUNTRY WEIGHTINGS                       SECTOR WEIGHTINGS
           September 30, 1995                       September 30, 1995
----------------------------------------  --------------------------------------
              [PIE CHART]                              [PIE CHART]
Germany                              35%  Financials                         28%
Switzerland                          27%  Utilities                          13%
France                                7%  Consumer Goods                     12%
Netherlands                           7%  Index Warrants                     12%
Italy                                 4%  Chemicals                           8%
Sweden                                3%  U.S. Cash Equivalents and Net Other
Spain                                 3%   Assets and Liabilities             7%
United Kingdom                        3%  Capital Goods                       7%
U.S. Cash Equivalents and Net Other       Mutual Funds                        5%
 Assets and Liabilities               7%  Construction                        2%
Miscellaneous                         4%  Foreign Government                  2%
                                          Interest Rate Warrants              2%
                                          Miscellaneous                       2%
                                          --------------------------------------
----------------------------------------  TOP TEN EQUITY WARRANT HOLDINGS
MISCELLANEOUS                             SEPTEMBER 30, 1995+
----------------------------------------  --------------------------------------
Average Life of Derivatives                1 Daimler Cap Put, expires
 (9/30/95)                     1.1 years      6/28/96                      5.28%
Average Gearing (9/30/95)++          6.0   2 DAX Index Call STK 1700,
Average Premium (9/30/95)          5.06%      expires 8/21/97              2.07%
Average Annual Premium (9/30/95)   3.85%   3 DAX Index Call STK 1800,
Year to Date Total Return*                    expires 8/21/97              1.79%
 (1/1/95-9/30/95)                 10.32%   4 German Utility Basket,
One Year Total Return*                        expires 3/5/96               1.44%
 (10/1/94-9/30/95)                13.48%   5 Allianz Holdings, expires
Inception to Date Total Return*               2/18/98                      1.27%
 (7/17/90-9/30/95)                20.75%   6 Telef Ericsson, expires
----------------------------------------      9/20/96                      1.25%
WARRANT CHARACTERISTICS                    7 Zurich Insurance, expires
----------------------------------------      11/16/95                     0.96%
The cost of a warrant is substantially     8 Sandoz AG, expires 2/8/96     0.84%
less than the cost of the underlying       9 Daimler Cap Call, expires
securities themselves, and price              6/28/96                      0.83%
movements in the underlying securities    10 Allianz Holdings, expires
are generally magnified in the price          3/29/96                      0.73%
movements of the warrant. This            --------------------------------------
leveraging effect enables an investor     Currency Hedge At September 30,
to gain exposure to the underlying         1995                           11.36%
instrument with a relatively low capital  --------------------------------------
investment. Currently, the underlying
equity exposure of a Fund share is
approximately three times the value of
the share.
----------------------------------------


                               GLOSSARY OF TERMS

Annual Premium: The premium divided by the number of years until expiration of the warrant.

Gearing: The value of the number of shares underlying each warrant compared to the value of the warrant. This serves as an indicator of the warrant price's sensitivity to a movement in the underlying stock price.

Premium: The amount by which the sum of a warrant's exercise price and purchase price exceeds the current stock price (in the case of put warrants, the premium is the amount by which the sum of the warrant's exercise price and purchase price is less than the current share price). This is expressed as a percentage of the current stock price.

* Total returns are based on Net Asset Value.
+ Percentages are based on Market Value of Portfolio Assets invested.
++ The average gearing is based on the derivative portion of the portfolio.

---------  THE EUROPEAN WARRANT FUND, INC.
           PORTFOLIO OF INVESTMENTS
           September 30, 1995 (Unaudited)

  SHARE                                                               VALUE
  AMOUNT                                                            (NOTE 1)
----------                                                         -----------
WARRANTS--62.5%
            GERMANY--29.7%
     6,000  Allianz Holdings, expires 1/15/96....................  $    32,266
     1,100  Allianz Holdings, expires 3/29/96....................    1,035,956
    39,500  Allianz Holdings, expires 2/18/98....................    1,944,368
    10,000  BASF, expires 6/20/96................................       52,656
    30,000  Bayer Vereinsbank, expires 3/29/96...................       97,050
    20,000  Bayer Vereinsbank, expires 9/13/96...................       63,158
     1,500  BMW, expires 10/27/95................................      161,485
       275  BMW, Libor 7.5% Floor Certificate, expires
              4/28/03............................................      185,817
    30,000  Bund D.A.R.T, expires
              2/2/96.............................................       68,901
     6,600  Commerzbank, expires 10/2/95.........................      224,136
    55,000  Commerzbank, expires 12/14/95........................        3,465
    11,500  Commerzbank, expires 12/10/96........................      314,043
     3,500  Commerzbank, expires 12/15/97........................       62,494
    23,500  Commerzbank, expires 12/10/99........................      366,943
    12,800  Continental AG, expires 7/6/00.......................      452,613
    81,000  Daimler Cap Call, expires 6/28/96....................    1,191,048
    67,000  Daimler Cap Put, expires 6/28/96.....................    3,377,798
   300,000  DAX Call, expires 7/31/96............................      768,840
   500,000  DAX Call STK 1700, expires 8/21/97...................    2,184,650
   550,000  DAX Call STK 1800, expires 8/21/97...................    2,093,080
    10,000  DAX Lookback Put, expires 12/29/95...................       65,329
     9,500  Deutsche Bank, expires 1/25/96.......................      367,521
    20,000  Deutsche Bank, expires 2/23/96.......................       96,978
    19,500  Deutsche Bank, expires 8/9/96........................       15,621
    10,000  Deutsche Bank, expires 9/20/96.......................       32,822
    26,000  Dresdner Financial, expires 12/10/97.................      324,056
    50,000  Floor C Zerti, expires 1/19/98.......................      153,170
    95,000  German Utility Basket, expires 3/5/96................    2,050,233
    42,500  Heiderberger, expires 6/13/00........................      357,106
     5,300  Herlitz AG, expires 7/30/99..........................      549,242
     2,500  Hoesch, expires 8/1/96...............................      188,181
     4,600  Kaufhof Holdings Finance, expires 12/19/95...........      611,980
     1,730  Kaufhof Holdings Finance, expires 9/1/98.............      117,502
       700  Kolbenschmidt AG, expires 6/29/99....................       19,214
    10,000  Mannesmann AG, expires 12/18/96......................       66,695
     2,500  Metallgesellschaft, expires 5/31/96..................       12,079
     4,000  Metallgesellschaft, expires 10/1/97..................       64,419
     5,500  Munich Re, expires
              3/13/98............................................      627,735
    94,000  REX Bull Call STK 102, expires 12/13/95..............      266,565

   115,000  Siemens, expires 6/20/96.............................      740,819
    10,000  Trinkaus & Burkhardt 6 month LIBOR 9.000%, expires
              3/31/98............................................       68,970
     5,000  Veba, expires 10/13/95...............................      121,889
     2,000  Veba, expires 4/22/96................................      113,433
    10,000  Veba, expires 10/4/96................................      290,725
     3,000  Volkswagen AG, expires 10/27/98......................      262,577
                                                                   -----------
                                                                    22,265,628
                                                                   -----------
            SWITZERLAND--17.6%
     2,000  Alusuisse, expires 10/05/95..........................      137,680
     4,500  Arbonia Forster, expires 1/14/97.....................      358,535
    20,000  BBC, expires 11/22/95................................      337,750
    30,000  BBC, expires 7/5/96..................................      357,237
    45,000  Clariant AG, expires
              12/20/96...........................................      418,941
    20,000  Clariant AG, expires
              3/29/96............................................       50,230
     5,000  Clariant AG, expires
              7/19/96............................................       70,581

              See accompanying notes to the financial statements.

---------  THE EUROPEAN WARRANT FUND, INC.
           PORTFOLIO OF INVESTMENTS--(Continued)
           September 30, 1995 (Unaudited)

  SHARE                                                               VALUE
  AMOUNT                                                            (NOTE 1)
----------                                                         -----------
WARRANTS--(CONTINUED)
            SWITZERLAND--(CONTINUED)
    13,000  Clariant AG, expires
              9/5/96.............................................  $   271,045
     5,000  Cyclical Basket, expires 8/9/96......................      313,935
     1,000  Elektrowatt, expires
              4/28/97............................................       28,146
    12,500  Elektrowatt, expires
              7/15/96............................................      920,153
     4,600  EMS Chemie, expires 3/15/96..........................      324,673
     9,300  Finance Basket, expires 8/2/96.......................      167,121
     1,250  Hilti, expires 8/30/96...............................      404,867
    20,000  Holderbank, expires 6/3/96...........................       47,632
    10,000  Industrie Basket, expires 1/27/97....................      324,760
     7,000  Intershop, expires
              10/8/96............................................      806,270
    10,000  Keramik, expires 4/30/97.............................       86,603
    40,000  Nestle SA, expires 1/19/96...........................      675,500

    11,000  Nestle SA, expires 6/14/96...........................      161,946
     2,500  Roche Bearer, expires 12/19/96.......................      129,904
     2,000  Roche Holdings, expires 1/17/96......................      643,284
     1,000  Roche Holdings, expires 7/17/96......................      197,454
    30,000  Sandoz AG, expires 2/8/96............................    1,227,591
     1,600  Sandoz AG, expires
              2/16/96............................................      170,434
    15,000  Sandoz AG, expires 8/2/96............................      542,349
     5,000  SBV, expires 11/29/96................................      214,342
     9,500  SIG, expires 2/11/97-- Class A.......................      222,136
     4,100  SIG, expires 2/11/97-- Class B.......................      102,970
     5,000  SMI Call, expires 10/19/95...........................      252,230
    10,000  SMI Put, expires 10/19/95............................          866
     6,000  Sulzer AG, expires 7/12/96...........................       45,466
     5,000  Sulzer AG, expires 3/14/97...........................       40,054
     2,500  Von Roll AG, expires 12/21/95........................       17,862
    10,000  Vontobel Holding, expires 11/4/96....................       25,981
    15,000  Winterthur Insurance, expires 9/20/96................      344,246
    11,000  Winterthur Insurance, expires 11/15/95...............      771,629
    24,000  Winterthur Insurance, expires 12/20/96...............      176,669
    20,000  Winterthur Insurance, expires 2/28/97................      146,792
     8,000  Zurich Insurance, expires 11/16/95...................    1,247,077
     9,500  Zurich Insurance, expires 4/30/96....................      355,828
     1,100  Zurich Insurance, expires 5/26/96....................       26,674
                                                                   -----------
                                                                    13,165,443
                                                                   -----------
            SWEDEN--3.1%
    96,000  ASTRA Class A, expires 9/20/96.......................      923,597
    30,000  Telef Ericsson Class B, expires 9/20/96..............    1,373,595
                                                                   -----------
                                                                     2,297,192
                                                                   -----------
            ITALY--2.9%
 1,000,000  Banca Commerciale, expires 12/31/95..................      382,900
     4,000  BCI, expires 1/19/97.................................       57,378
   150,000  BTP 9.5%, expires
              1/16/96............................................      251,070
   320,000  Creditano Italiano, expires 12/31/97.................       97,088
   355,000  Fiat SPA, expires 8/16/96............................      137,953
   100,000  Italgas, expires 1/1/96..............................      111,530
   225,000  MIB 30, expires 12/27/96.............................      306,428
   200,000  SIP, expires 1/14/96.................................      190,781
   250,000  SIP, expires 3/30/98.................................      571,775
     5,000  STET, expires 9/30/96................................       87,477
                                                                   -----------
                                                                     2,194,380
                                                                   -----------
            SPAIN--2.4%
    30,000  Argentaria, expires
              10/25/96...........................................      205,074
    10,000  Endesa, expires 10/11/96.............................       61,055
    40,000  Endesa, expires 8/30/96..............................      491,080
    25,000  Espania Bond, expires 5/3/96.........................      137,240

    64,000  Ibex Call, expires 1/3/97............................      300,685
    80,000  Ibex Call, expires 8/2/96............................      271,456
    20,000  Repsol, expires 2/1/96...............................       44,406
   130,000  Telefonica, expires
              10/11/96...........................................      309,608
                                                                   -----------
                                                                     1,820,604
                                                                   -----------

              See accompanying notes to the financial statements.

---------  THE EUROPEAN WARRANT FUND, INC.
           PORTFOLIO OF INVESTMENTS--(Continued)
           September 30, 1995 (Unaudited)

  SHARE                                                               VALUE
  AMOUNT                                                            (NOTE 1)
----------                                                         -----------
WARRANTS--(CONTINUED)
            NETHERLANDS--2.1%
    10,000  AEX Put, expires 12/11/95............................  $        63
   140,000  International Nederlanden Groep, expires 3/1/96......      515,284
    67,500  Royal Dutch, expires 11/12/96........................      745,322
    31,000  Wolters Kluwer, expires 12/20/96.....................      334,490
                                                                   -----------
                                                                     1,595,159
                                                                   -----------
            UNITED KINGDOM--1.7%
   100,000  Anglian Water, expires 8/24/98.......................      158,100
   200,000  BTR, expires 10/15/95................................      218,180
   450,000  BTR, expires 10/31/97................................      490,905
    20,000  FTSE 100, expires
              11/24/95...........................................      208,032
   209,059  Hanson STK 300 Call (Societe Generale), expires
              9/30/97............................................       23,958
   313,500  Hanson STK 300 Call, expires 9/30/97.................       23,031
   100,000  Pilkington, expires 5/4/98...........................      133,590
                                                                   -----------
                                                                     1,255,796
                                                                   -----------
            AUSTRIA--0.8%
    20,000  ATX Call 1000, expires 11/17/95......................       28,862
    10,000  ATX Call 1000, expires 12/7/95.......................       19,536
    20,000  ATX Call 1000, expires 2/16/96.......................       63,136
    10,000  ATX Call 900, expires 2/16/96........................       93,701
    20,000  Bank Austria, expires 10/10/95.......................        1,006
    39,600  Bank Austria, expires 2/28/97........................      240,063
     2,500  EVN, expires 6/20/01.................................       92,063
    10,000  Leykam Murztaler Paper Zell, expires 7/7/96..........       30,356

    15,000  Wienerberger, expires 12/14/95.......................        3,732
                                                                   -----------
                                                                       572,455
                                                                   -----------
            FRANCE--0.7%
     5,000  AXA, expires 10/09/95................................          712
    25,000  BNP, expires 11/8/95.................................          558
    25,000  CAC Call, expires 11/29/95...........................       10,503
   300,866  Michelin, expires 12/31/95...........................      128,921
    20,000  OAT Bund, expires
              2/16/96............................................       89,346
    10,000  Sanofi, expires 7/19/96..............................       70,973
    28,500  Schneider, expires
              12/31/95...........................................      219,935
    32,400  Suez, expires 10/20/95...............................        3,292
                                                                   -----------
                                                                       524,240
                                                                   -----------
            UNITED STATES--0.7%
    22,500  S&P 500 Lookback Put, expires 2/22/96................       78,773
   100,000  S&P 500 Lookback Put, expires 11/14/96...............      425,472
                                                                   -----------
                                                                       504,245
                                                                   -----------
            DENMARK--0.1%
    55,000  KFX Call, expires 1/17/96............................       90,503
                                                                   -----------
            CURRENCY OPTIONS--0.7%
10,000,000  United States Dollar Call/French Franc Put STK 5.135,
              expires 12/15/95...................................       59,500
 5,000,000  United States Dollar Call/Japanese Yen Put STK 90,
              expires 3/27/96....................................      446,000
 5,000,000  United States Dollar Call/Japanese Yen Put STK 105,
              expires 11/28/95...................................       43,000
                                                                   -----------
                                                                       548,500
                                                                   -----------
            OTHER--0.0%
    11,700  Eastern Europe Exposure Basket, expires 2/26/96......        5,382
                                                                   -----------
            TOTAL WARRANTS
              (Cost $47,475,218).................................   46,839,527
                                                                   -----------
EQUITIES--18.1%
            SWITZERLAND--9.9%
     1,350  APG..................................................      586,906
     9,350  Elektrowatt..........................................    2,874,557
       300  Merck Holdings--Preferred Stock......................      290,465
       100  Motor--Columbus......................................      164,545
    12,000  Swiss Bank Corp......................................    2,296,700
       250  Swiss Re.............................................      244,652
       235  Vaudoise Assurances
              Holding............................................      488,439
       250  Winterthur Insurance.................................      163,246


              See accompanying notes to the financial statements.

---------  THE EUROPEAN WARRANT FUND, INC.
           PORTFOLIO OF INVESTMENTS--(Continued)
           September 30, 1995 (Unaudited)

  SHARE                                                               VALUE
  AMOUNT                                                            (NOTE 1)
----------                                                         -----------
EQUITIES--(CONTINUED)
            SWITZERLAND--(CONTINUED)
     1,000  Zurich Insurance.....................................  $   280,592
                                                                   -----------
                                                                     7,390,102
                                                                   -----------
            FRANCE--5.0%
    17,000  AGF..................................................      464,783
    10,000  Alcatel Alsthom*.....................................      841,752
     1,500  Alcatel Cable........................................       82,935
    36,000  BNP..................................................    1,412,338
     2,500  Bouygues.............................................      287,631
     5,000  GAN..................................................      134,668
     5,000  Havas SA.............................................      374,429
     2,500  Lafarge Coppee French................................      164,549
                                                                   -----------
                                                                     3,763,085
                                                                   -----------
            GERMANY--1.3%
     2,000  Bankgesellschaft Berlin AG...........................      552,463
       833  Koelnische Rueckvers AG--Preferred Stock.............      393,709
                                                                   -----------
                                                                       946,172
                                                                   -----------
            ITALY--1.0%
   250,000  Telecom Italia Mobile*...............................      415,825
   250,000  Telecom Italia
              SPA--Ordinary......................................      409,475
                                                                   -----------
                                                                       825,300
                                                                   -----------
            NETHERLANDS--0.7%
    40,000  Elsevier.............................................      512,916
                                                                   -----------
            SPAIN--0.2%
    20,000  Iberdrola I S.A*.....................................      151,206
                                                                   -----------
            TOTAL EQUITIES (Cost $12,072,628)....................   13,588,781
                                                                   -----------

MUTUAL FUNDS--4.5%
            GERMANY--2.1%
    40,000  Emerging Germany Fund................................      290,000
   102,000  The New Germany Fund.................................    1,275,000
                                                                   -----------
                                                                     1,565,000
                                                                   -----------
            UNITED KINGDOM--0.9%
    55,000  United Kingdom Fund..................................      680,625
                                                                   -----------
            SPAIN--0.5%
    35,000  Growth Fund of Spain.................................      371,875
                                                                   -----------
            UNITED STATES--0.3%
    20,000  Scudder New Europe Fund..............................      215,000
                                                                   -----------
            FRANCE--0.3%
    20,000  France Growth Fund...................................      195,000
                                                                   -----------
            AUSTRIA--0.2%
    20,000  Austria Fund.........................................      160,000
                                                                   -----------
            HUNGARY--0.1%
     1,500  Hungarian Fund.......................................       87,750
                                                                   -----------
            CZECHOSLOVAKIA--0.1%
     5,041  The Czech Republic Fund..............................       64,903
                                                                   -----------
            TOTAL MUTUAL FUNDS (Cost $3,363,264).................    3,340,153
                                                                   -----------
FOREIGN CORPORATE BONDS--2.7%
            BRAZIL--0.3%
   250,000  Minas Gerais 8.25%, due 2/10/00 (USD)................      189,753
                                                                   -----------
            GERMANY--1.5%
 1,500,000  Landesbank Schleswig, 8.5% due 7/11/01 (DEM).........    1,150,614
                                                                   -----------
            PORTUGAL--0.9%
   500,000  BCP Bank & Trust 8.75%, due 5/21/02 (ECU)............      665,232
                                                                   -----------
            TOTAL FOREIGN CORPORATE BONDS (Cost $1,945,260)......    2,005,599
                                                                   -----------
FOREIGN GOVERNMENT BONDS--1.9%
            FRANCE--1.4%
 5,000,000  BTAN French T-Bill 9.000%, due 11/12/95 (FRF)........    1,019,159
                                                                   -----------
            GERMANY--0.5%
   500,000  Federal Republic of Germany, 8.875% due 12/20/00
              (DEM)..............................................      394,497
                                                                   -----------
            TOTAL FOREIGN GOVERNMENT BONDS (Cost $1,525,969).....    1,413,656
                                                                   -----------


              See accompanying notes to the financial statements.

---------  THE EUROPEAN WARRANT FUND, INC.
           PORTFOLIO OF INVESTMENTS--(Continued)
           September 30, 1995 (Unaudited)

                                                          STRIKE    VALUE
CONTRACTS                                                 PRICE    (NOTE 1)
--------                                                  ------  ----------
CALL OPTIONS PURCHASED--3.7%
          NETHERLANDS
     800  ABN Amro, expires 1/19/96*....................  $  53   $  700,569
  15,000  ABN Amro, expires 5/14/96*....................     59      703,697
     200  Akzo, expires 10/18/96*.......................    120      900,732
     180  Unilever, expires 10/17/97*...................    160      365,922
      20  Unilever, expires 10/18/96*...................    185       62,426
                                                                  ----------
          TOTAL CALL OPTIONS PURCHASED (Cost $1,791,837)........  $2,733,346
                                                                  ----------
  FACE
 AMOUNT
---------
SHORT-TERM INVESTMENT--2.0%
           UNITED STATES
$1,500,000 US Treasury Bill, 5.11%, due 10/12/95.............  $ 1,497,658
                                                               -----------
           TOTAL SHORT-TERM INVESTMENT (at Amortized Cost)...  $ 1,497,658
                                                               -----------
TOTAL INVESTMENTS--95.4%
TOTAL INVESTMENTS (Cost $69,671,834+)........................   71,418,720
Excess of Other Assets over Liabilities......................    3,475,642
                                                               -----------
NET ASSETS--100.0%
                                                               $74,894,362
                                                               -----------
                                                               -----------

------------------
* Non-income producing security. In addition, all warrants are non-income producing.
+ Aggregate cost for Federal income tax purposes (Note 3).

              See accompanying notes to the financial statements.

---------  THE EUROPEAN WARRANT FUND, INC.
           SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS AND FINANCIAL FUTURES CONTRACTS
           September 30, 1995 (Unaudited)

FORWARD FOREIGN EXCHANGE CONTRACTS TO BUY

                    CONTRACTS TO RECEIVE                    NET UNREALIZED
               -------------------------------      IN       APPRECIATION
  CONTRACT            LOCAL          VALUE IN    EXCHANGE   (DEPRECIATION)
EXERCISE DATE       CURRENCY          U.S. $    FOR U.S. $   OF CONTRACTS
-------------  -------------------  ----------  ----------  --------------
  10/11/95     ITL   5,921,250,000   3,665,183   3,669,726  $      (4,543)
  10/11/95     DEM       5,000,000   3,503,231   3,578,970        (75,739)
  10/20/95     CHF      11,768,500  10,212,874  10,000,000        212,874
                                                            --------------
                                                            $     132,592
                                                            --------------

FORWARD FOREIGN EXCHANGE CONTRACTS TO SELL

                    CONTRACTS TO DELIVER                    NET UNREALIZED
               -------------------------------      IN       APPRECIATION
  CONTRACT            LOCAL          VALUE IN    EXCHANGE   (DEPRECIATION)
EXERCISE DATE       CURRENCY          U.S. $    FOR U.S. $   OF CONTRACTS
-------------  -------------------  ----------  ----------  --------------
  10/11/95     ITL   5,921,250,000   3,665,183   3,611,845  $     (53,338)
  10/11/95     DEM       5,000,000   3,503,231   3,669,726        166,495
                                                            --------------
                                                            $     113,157
                                                            --------------
NET UNREALIZED APPRECIATION OF FORWARD FOREIGN EXCHANGE
  CONTRACTS...............................................  $     245,749
                                                            --------------
                                                            --------------

SCHEDULE OF OPEN FINANCIAL FUTURES CONTRACTS

                                                      NET UNREALIZED
NUMBER OF                     EXPIRATION  CONTRACT     DEPRECIATION
CONTRACTS      CONTRACTS        DATE        VALUE      OF CONTRACTS
---------  -----------------  ---------  -----------  --------------
  Buys:
   20      Italian 10-Year
           Bond Index Future   12/04/95    2,508,581  $     (22,798)

   45      Spanish 10-Year
           Bond Index Future   12/20/95    3,133,035        (50,992)
                                                      --------------
NET UNREALIZED DEPRECIATION OF OPEN FUTURE
  CONTRACTS.........................................  $     (73,790)
                                                      --------------
                                                      --------------

                           GLOSSARY OF TERMS

             CHF -- Swiss Franc
             DEM -- German Deutsche Mark
             ECU -- European Currency Unit
             FRF -- French Franc
             ITL -- Italian Lira
             USD -- United States Dollar

              See accompanying notes to the financial statements.

---------  THE EUROPEAN WARRANT FUND, INC.
           STATEMENT OF ASSETS AND LIABILITIES
           September 30, 1995 (Unaudited)

ASSETS:
     Investments, at value (Cost $69,671,834)
       (Note 1)...................................                 $71,418,720
     Cash and foreign currency, at value (Cost
       $2,419,469) (Note 1).......................                   2,174,035
     Receivable for investments sold..............                   3,298,479
     Dividends and interest receivable............                     272,908
     Net unrealized appreciation of forward
       foreign exchange contracts (Note 1)........                     245,749
     Prepaid expenses.............................                      41,248
                                                                   ------------
            Total assets..........................                  77,451,139

LIABILITIES:
     Written options at value (Premium received,
       $439,675)..................................   $1,073,100
     Payable for investments purchased............      926,482
     Payable for variation margin on open
       financial futures contracts (Note 1).......      163,876
     Investment advisory fee payable (Note 2).....      191,349
     Accrued expenses and other payables..........      201,970
                                                     ----------
            Total liabilities.....................                   2,556,777
                                                                   ------------
TOTAL NET ASSETS..................................                 $74,894,362
                                                                   ------------
                                                                   ------------
NET ASSETS CONSIST OF:
     Accumulated net realized loss on
       investments................................                 $(9,902,058)
     Net unrealized appreciation on investments...                   1,074,859
     Undistributed net investment loss............                  (2,133,867)
     Par value....................................                       8,154
     Paid-in capital in excess of par value.......                  85,847,274
                                                                   ------------
TOTAL NET ASSETS (equivalent to $9.19 per share
  based on 8,153,712 shares of common stock
       outstanding)...............................                 $74,894,362
                                                                   ------------
                                                                   ------------

              See accompanying notes to the financial statements.

---------  THE EUROPEAN WARRANT FUND, INC.
           STATEMENT OF OPERATIONS
           For the Six Months Ended September 30, 1995 (Unaudited)

INVESTMENT INCOME:
     Interest.....................................               $   198,486
     Dividends (net of foreign withholding taxes
      of $79,347).................................                   445,767
                                                                 -----------
          Total Investment Income.................                   644,253
EXPENSES:
     Investment advisory fee (Note 2).............    454,902
     Administration and custodian fees............    160,317
     Transfer agent fees..........................     63,140
     Legal and audit fees.........................     29,227
     Directors' fees and expenses (Note 2)........     18,055
     Amortization of organizational costs.........     15,474
     Other........................................     56,800
                                                     --------
          Total Expenses..........................    797,915
               Less: Fees waived by investment
                      adviser (Note 2)............    (90,940)
                     Fees paid indirectly (Note 2)    (16,563)
                                                     --------
     Net expenses.................................                   690,412
                                                                 -----------
NET INVESTMENT LOSS...............................                   (46,159)
                                                                 -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
     (Notes 1 and 3):
     Net realized gain (loss) on:
          Securities transactions.................                   (82,403)
          Written option transactions.............                    43,514
          Futures contracts.......................                   (42,276)
          Forward foreign exchange contracts......                   347,859
          Foreign currencies and net other
            assets................................                  (128,750)
                                                                 -----------
     Net realized gain on investments during the
      period......................................                   137,944
                                                                 -----------
     Net change in net unrealized appreciation
      (depreciation) of:
          Securities..............................                13,977,220
          Written options.........................                  (633,425)
          Futures contracts.......................                   (73,790)
          Forward foreign exchange contracts......                   475,328
          Currency and net other assets...........                  (373,066)
                                                                 -----------
     Net unrealized appreciation of investments
      during the period...........................                13,372,267
                                                                 -----------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...                13,510,211
                                                                 -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS......................................               $13,464,052
                                                                 -----------
                                                                 -----------

              See accompanying notes to the financial statements.

---------  THE EUROPEAN WARRANT FUND, INC.
           STATEMENT OF CHANGES IN NET ASSETS

                                            SIX MONTHS ENDED       YEAR ENDED
                                           SEPTEMBER 30, 1995    MARCH 31, 1995
                                           ------------------    --------------
                                              (UNAUDITED)
Net investment loss.....................      $    (46,159)       $    (96,996)
Net realized gain (loss) on investments
  during the period.....................           137,944         (13,796,037)
Net unrealized appreciation
  (depreciation) of investments during
  the period............................        13,372,267         (17,546,011)
                                           ------------------    --------------
Net increase (decrease) in net assets
  resulting from operations.............        13,464,052         (31,439,044)
Distributions to shareholders from:
  Net realized gains on investments.....                --         (15,367,452)
Net increase in net assets resulting
  from Fund share transactions
  (Note 4)..............................                --             548,306
                                           ------------------    --------------
Net increase (decrease) in net assets...        13,464,052         (46,258,190)

NET ASSETS:
Beginning of period.....................        61,430,310         107,688,500
                                           ------------------    --------------
End of period (including accumulated net
  investment loss of $2,133,867 and
  $2,087,708, respectively).............      $ 74,894,362        $ 61,430,310
                                           ------------------    --------------
                                           ------------------    --------------

              See accompanying notes to the financial statements.

---------  THE EUROPEAN WARRANT FUND, INC.
           FINANCIAL HIGHLIGHTS
           For a Fund share outstanding throughout each period

                                          SIX MONTHS
                                             ENDED
                                         SEPTEMBER 30,   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   PERIOD ENDED
                                             1995        MARCH 31,    MARCH 31,    MARCH 31,    MARCH 31,     MARCH 31,
                                          (UNAUDITED)       1995         1994         1993         1992         1991*
                                         -------------   ----------   ----------   ----------   ----------   ------------
Operating performance:
  Net asset value, beginning of
    period..............................    $  7.53       $  13.34     $    8.95    $   7.57     $   9.88      $  11.16
                                         -------------   ----------   ----------   ----------   ----------   ------------
  Net investment income/(loss)++........      (0.01)         (0.01)        (0.12)      (0.02)       (0.07)         0.09
  Net realized and unrealized gain
    (loss) on investments...............       1.67          (3.90)         5.10        1.56        (1.80)        (1.37)
                                         -------------   ----------   ----------   ----------   ----------   ------------
  Net increase/(decrease) in net
    assets resulting from investment
    operations..........................       1.66          (3.91)         4.98        1.54        (1.87)        (1.28)
  Capital effect of rights offering.....         --             --         (0.50)         --           --            --
Distributions:
  Dividends from net investment
    income..............................         --             --            --          --        (0.02)           --
  Distributions from net realized
    gains...............................         --          (1.90)        (0.09)         --           --            --
  Distributions from capital (Note 1)...         --             --            --       (0.16)       (0.42)           --
                                         -------------   ----------   ----------   ----------   ----------   ------------
  Total distributions:..................         --          (1.90)        (0.09)      (0.16)       (0.44)           --
                                         -------------   ----------   ----------   ----------   ----------   ------------
NET ASSET VALUE, END OF PERIOD..........    $  9.19       $   7.53     $   13.34    $   8.95     $   7.57      $   9.88
                                         -------------   ----------   ----------   ----------   ----------   ------------
                                         -------------   ----------   ----------   ----------   ----------   ------------
MARKET VALUE, END OF PERIOD.............    $ 8.000       $  6.875     $  11.875    $  8.250     $  6.375      $  7.625
                                         -------------   ----------   ----------   ----------   ----------   ------------
                                         -------------   ----------   ----------   ----------   ----------   ------------
  Total investment return...............      16.36%        (26.37)%       44.89%      32.13%       (9.78)%      (36.46)%
                                         -------------   ----------   ----------   ----------   ----------   ------------
                                         -------------   ----------   ----------   ----------   ----------   ------------

Ratios to average net
 assets/supplemental data:
  Net assets, end of period (000's).....    $74,894       $ 61,430     $ 107,689    $ 54,178     $ 45,741      $ 59,377
  Ratio of net investment
    income/(loss) to average net
    assets..............................      (0.13)%+       (0.11)%       (0.93)%     (0.21)%      (0.79)%        1.35%
  Ratio of operating expenses to average
    net assets**........................       1.89%+         1.74%         1.73%       2.13%        2.44%         2.36%
  Portfolio turnover rate...............         70%           104%          150%        164%         100%          248%

------------------
 * The Fund commenced operations on July 17, 1990.

** Ratio of operating expenses before waiver of fees by investment advisor for the period ended September 30, 1995 and the years ended March 31, 1995, March 31, 1994 and March 31, 1993 were 2.19%, 1.99%, 1.90% and 2.26%, respectively.

 + Annualized.

++ Net investment loss per share before waiver of fees by investment advisor for the period ended September 30, 1995 and the years ended March 31, 1995, March 31, 1994 and March 31, 1993 were $(0.02), $(0.04), $(0.14) and $(0.03), respectively.

              See accompanying notes to the financial statements.

---------  THE EUROPEAN WARRANT FUND, INC.
           NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

     The European Warrant Fund, Inc. (the 'Fund') was incorporated under the laws of the State of Maryland on May 23, 1990 and is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

          Portfolio valuation: All non-German securities for which market quotations are readily available are valued at the last sales price prior to the time of determination, or, if no sales price is available at that time, at the mean between the bid and asked quotations. If bid and ask quotations are not available, the security is priced at the bid quotation. If this is unavailable, the security is priced at the last available quoted price. German securities which trade on the German exchange are valued at the last sale price prior to the time of determination. If this quotation is not available, the securities are valued at the Kassa closing price of the exchange. Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. If bid and asked quotations are not available, then over-the-counter securities will be valued as determined in good faith by the Fund's Board of Directors. In making this determination, the Board will consider, among other things, publicly available information regarding the issuer, market conditions and values ascribed to comparable companies. In instances where the price determined above is deemed not to represent fair market value, the price is determined in such manner as the Board may prescribe. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase was more than 60 days, unless this is determined by the Fund's Board of Directors not to represent fair value. All other securities and assets are taken at fair value as determined in good faith by the Fund's Board of Directors, although the actual calculation may be done by others.

          Warrants: Under normal market conditions the Fund invests primarily in European warrants. The Fund's holdings of European warrants may consist of equity warrants, index warrants, covered warrants, interest rate warrants, currency options and long-term options of, or relating to, European issuers. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying securities themselves, and price movements in the underlying securities are generally magnified in the price movements of the warrant. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value.

          Foreign Currency: The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Unrealized gains or losses which result from changes in foreign currencies have been included in the unrealized appeciation/(depreciation) of investments. Net realized currency gains and losses include foreign

---------  THE EUROPEAN WARRANT FUND, INC.
           NOTES TO FINANCIAL STATEMENTS (Unaudited)--(Continued)

     currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on security transactions.

          Options: Purchase of put and call options are recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Fund will realize a loss equal to the premium paid. When the Fund enters into a closing sale transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the

     Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

          When the Fund writes a call option or a put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise.

          Unlike options on specific securities, all settlements of options on stock indices are in cash and gains or losses depend on general movements in the stocks included in the index rather than price movements in a particular stock. There is no physical delivery of securities.

          The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. In addition, the Fund could be exposed to risks if the counterparties to the transaction are unable to meet the terms of the contracts.

          Over-the-counter options: The Fund may invest in options on securities which are traded in the over-the-counter market. The applicable accounting principles used are the same as those for options discussed above.

          Forward foreign currency contracts: Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an

---------  THE EUROPEAN WARRANT FUND, INC.
           NOTES TO FINANCIAL STATEMENTS (Unaudited)--(Continued)

     unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.


          The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

          Futures contracts: Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the 'initial margin'. Subsequent payments ('variation margin') are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract.

          For long futures positions, the asset is marked-to-market daily. For short futures positions, the liability is marked-to-market daily. The daily changes in the contract are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed.

          There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

          Securities transactions and investment income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

          Organization Costs: Costs incurred by the Fund, in connection with its organization, were amortized on a straight-line basis over 60 months starting at the commencement of the Fund's operations.

          Dividends and distributions to shareholders: The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income. The Fund will determine annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses; however, it currently expects to distribute any excess annually to its shareholders. Additional distributions of net investment income and capital gains may be made at the discretion of the Fund's Board of Directors to avoid the application of a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gains. Income distributions and capital gain distributions on a Fund level are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing

---------  THE EUROPEAN WARRANT FUND, INC.
           NOTES TO FINANCIAL STATEMENTS (Unaudited)--(Continued)

     treatments of income and gains on various investment securities held by the Fund, foreign currency transactions, other timing differences and differing characterization of distributions made by the Fund as a whole. Permanent differences incurred during the year ended March 31, 1995 resulting from a tax basis net operating loss were classified to accumulated realized gains at year end.

          Federal income taxes: The Fund intends to continue to qualify as a regulated investment company for Federal income tax purposes. It is expected that certain capital gains earned by the Fund and certain dividends and interest received by the Fund will be subject to foreign withholding taxes.

2. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS

     Julius Baer Securities Inc. (the 'Adviser') serves as the Fund's investment adviser pursuant to an advisory agreement with the Fund. The Fund pays the Adviser a fee for its advisory services at an annual rate of 1.25% of the value of the Fund's average weekly net assets. For the period ended September 30, 1995, the Adviser waived fees in the amount of $90,940, representing an annual rate of .25% of the value of the Fund's average weekly net assets.

     For the period ended September 30, 1995, the Fund incurred total brokerage commissions of $185,025 of which $62,865 in total was paid to Bank Julius Baer, Frankfurt and Bank Julius Baer, Zurich (affiliates of the Adviser).

     No director, officer or employee of the Adviser or any affiliates of those entities will receive any compensation from the Fund for serving as an officer or director of the Fund. The Fund pays each of its directors who is not a director, officer or employee of the Adviser or any affiliate thereof an annual fee of $7,500 plus $250 for each Board of Directors meeting attended. In addition, The Fund reimburses these directors for travel and out-of-pocket expenses incurred in connection with Board of Directors meetings.

     The Fund has entered into an expense offset arrangement as part of its custody agreement with Investors Bank & Trust. Under this arrangement, the Fund's custody fees are reduced when the Fund maintains cash on deposit at the custodian. For the period ended September 30, 1995, the Fund incurred net custody fees in the amount of $143,754 after receiving a credit of $16,563 pursuant to the expense offset arrangement, resulting in a total expense of $160,317.

3. PURCHASES AND SALES OF SECURITIES

     Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the period ended September 30, 1995 amounted to $46,334,996 and $46,961,930, respectively.

     Activity in written options for the period ended September 30, 1995 was as follows:

                                                  PREMIUM      FACE VALUE
                                                 ---------    ------------
Options beginning of year.....................   $      --    $         --
Options written...............................     528,675      60,000,000
Options expired during period.................     (59,500)    (10,000,000)
Options closed during period..................     (29,500)     (5,000,000)
                                                 ---------    ------------
Options outstanding at September 30, 1995.....   $ 439,675    $ 45,000,000
                                                 ---------    ------------
                                                 ---------    ------------

---------  THE EUROPEAN WARRANT FUND, INC.
           NOTES TO FINANCIAL STATEMENTS (Unaudited)--(Continued)

     At September 30, 1995, aggregated gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amount to $12,534,014 and $10,787,128, respectively.

4. COMMON STOCK

     At September 30, 1995, 100,000,000 shares of $0.001 par value Common Stock were authorized. For the six months ended September 30, 1995, there were no Fund share transactions. For the year ended March 31, 1995, there were 78,330 shares issued as reinvestment of dividends totaling $548,306.

5. EUROPEAN WARRANTS

     The Fund's investments in European warrants involve certain considerations not typically associated with investment in securities of U.S. companies or the United States Government, including risks relating to (1) price volatility in and relative illiquidity of European warrant markets; (2) currency exchange matters; (3) restrictions on foreign investment; (4) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and less government supervision and regulation; and (5) certain economic and political conditions.

6. CAPITAL LOSS CARRYFORWARD

     At March 31, 1995, the Fund had available for Federal income tax purposes an unused capital loss carryover of $5,509,845 expiring in the year 2003.

     Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. In the fiscal year ended March 31, 1995, the Fund deferred capital losses of $4,338,184 and currency losses of $2,320,046 into the current fiscal year.


7. SUBSEQUENT EVENT

     On September 27, 1995, the Directors announced that the Adviser will discontinue waiving a portion of the advisory fees paid by the Fund in order to offset increased costs relating to technological improvement in the Adviser's investment management systems. Effective October 1, 1995, the Adviser will retain the full amount of the advisory fees paid under its contract with the Fund at an annual rate of 1.25% of average weekly net assets. The Adviser had been waiving .25% of the fees.

---------  THE EUROPEAN WARRANT FUND, INC.
           NOTES TO FINANCIAL STATEMENTS (Unaudited)--(Continued)

--------------------------------------------------------------------------------

                        QUARTERLY RESULTS OF OPERATIONS

                                                                                                      NET
                                                                      NET REALIZED AND        INCREASE/(DECREASE)
                                                NET INVESTMENT     UNREALIZED GAIN/(LOSS)     IN NET ASSETS FROM
                         INVESTMENT INCOME      INCOME (LOSS)          ON INVESTMENTS             OPERATIONS
                        -------------------  --------------------  -----------------------  -----------------------
QUARTER ENDED            TOTAL    PER SHARE    TOTAL    PER SHARE     TOTAL      PER SHARE     TOTAL      PER SHARE
----------------------- --------  ---------  ---------  ---------  ------------  ---------  ------------  ---------
June 30, 1993.......... $167,150    $0.03    $ (83,708)  $  (.02)  $  8,525,383   $  1.41   $  8,441,675   $  1.39
September 30, 1993.....  183,182     0.02     (151,224)     (.02)    14,144,853      2.33     13,993,629      2.31
December 31, 1993......  181,170     0.02     (288,251)     (.04)    31,273,455      3.87     30,985,204      3.83
March 31, 1994.........  183,480     0.02     (308,718)     (.04)   (20,331,208)    (2.51)   (20,639,926)    (2.55)
June 30, 1994..........  314,903     0.04     (118,849)     (.02)   (18,524,870)    (2.29)   (18,643,719)    (2.31)
September 30, 1994.....  384,980     0.05       (5,985)     (.00)    (5,866,405)     (.73)    (5,872,390)     (.73)
December 31, 1994......  340,776     0.04      (42,311)     (.01)      (513,049)     (.06)      (555,360)     (.07)
March 31, 1995.........  346,477     0.04       70,149      0.02     (6,437,724)     (.82)    (6,367,575)     (.80)
June 30, 1995..........  412,950     0.05      107,316      0.01      9,890,418      1.22      9,997,734      1.23
September 30, 1995.....  231,303     0.03     (153,475)    (0.02)     3,619,793      0.45      3,466,318      0.43

---------  THE EUROPEAN WARRANT FUND, INC.
           ADDITIONAL INFORMATION

     PORTFOLIO MANAGEMENT

     In managing the day-to-day operations of the Fund, including the making of all investment decisions, the Adviser employs Hansruedi Huber as its Portfolio Manager. Mr. Huber has been employed as a Vice President with the Adviser since July 1992 and is currently First Vice President at Bank Julius Baer & Co., Ltd. and Senior Vice President of Julius Baer Asset Management Ltd., both affiliates of the Adviser.

     DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Under the Fund's Dividend Reinvestment and Cash Purchase Plan (the 'Plan'), a shareholder whose Common Stock is registered in his own name will have all distributions reinvested automatically by Investors Bank & Trust ('IBT') as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in 'street name') may be reinvested by the broker or nominee in additional shares under the Plan, but only if the service is provided by the broker or nominee, unless the shareholder elects to receive distributions in cash. A shareholder who holds Common Stock registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee of a broker or other nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.

     The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants valued at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then valued at 95% of the market price. If net asset value per share on the valuation date exceeds the market price per share on that date, participants in the Plan will receive shares of stock from the Fund valued at market price. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next proceeding trading day. To the extent the Fund issues shares of Common Stock to participants in the Plan at a discount to net asset value, the remaining shareholders' interests in the Fund's net assets will be diluted proportionately. If the Fund should declare an income dividend or capital gains distribution payable only in cash, IBT will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date .

     Participants in the Plan have the option of making additional semi-annual cash payments to IBT in any amount from $100 to $3,000 for investment in Fund shares. IBT uses all funds so received (as well as any dividends and capital gains distributions received in cash) to purchase Fund shares in the open market on or about February 15 and August 15 of each year.

     Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant, however, bears a pro rata share of brokerage commissions incurred with respect to IBT's open market purchases of Fund shares in connection with voluntary cash payments or the reinvestment of dividends or capital gains distributions payable only in cash.

---------  THE EUROPEAN WARRANT FUND, INC.
           ADDITIONAL INFORMATION--(Continued)

     The automatic reinvestment of dividends and capital gains distributions does not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan is treated for federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

     A shareholder may terminate participation in the Plan at anytime by notifying IBT in writing. A termination will be effective immediately if notice is received by IBT not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first trading day after the dividend or distribution has been credited to the participant's account in additional shares of Common Stock of the Fund. Upon termination and according to a participant's instructions, IBT will either (a) issue certificates from the whole shares credited to your Plan account and a check representing any fractional shares or (b) sell the shares in the market. There will be a $5.00 fee assessed for liquidation service, plus brokerage commissions, and IBT is authorized to sell a sufficient number of a participant's shares to cover such amounts.

---------  THE EUROPEAN WARRANT FUND, INC.
           330 Madison Ave.,
           New York, New York 10017

INVESTMENT ADVISER
Julius Baer Securities Inc.
330 Madison Ave.
New York, New York 10017

ADMINISTRATOR, CUSTODIAN, AND
  TRANSFER AGENT
Investors Bank & Trust Company
89 South Street
Boston, Massachusetts 02111

COUNSEL
Baker & McKenzie
805 Third Avenue
New York, New York 10022

INDEPENDENT ACCOUNTANTS
KPMG Peat Marwick LLP
99 High Street
Boston, MA 02108

OFFICERS
Bernard Spilko
  President
Hansruedi Huber
  Chief Investment Officer
Robert Discolo
  Chief Financial Officer
  and Secretary

DIRECTORS
Antoine Bernheim
David Bodner*
Lawrence A. Fox
Thomas J. Gibbons
Harvey B. Kaplan
Bernard Spilko

* Chairman of the Board

                        THE EUROPEAN WARRANT FUND, INC.

                                            SEMI-ANNUAL
                                                 REPORT
                                     SEPTEMBER 30, 1995

THE EUROPEAN WARRANT FUND, INC.

330 MADISON AVENUE
NEW YORK, NEW YORK 10017

This report is sent to the shareholders of The European Warrant Fund, Inc. for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.